                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                       NORWEST SELECT FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                                 April 23, 1997

Message to Norwest Select Fund Participants:

    As the owner of a Fortis variable annuity product and a participant in one or more of the portfolios of Norwest Select Funds (the "Fund"), please complete the enclosed Voting Instructions for the upcoming meeting of the shareholders (the "Meeting") of the Fund. The Meeting will be held on Friday, May 23, 1997.

    Listed below is a brief summary of each of the proposals to be voted on at the Meeting. Note that not every proposal applies to every portfolio. We recommend that you read the enclosed Proxy Statement for complete descriptions of the proposed changes. Please take time to read these materials and give us your instructions.

    PROPOSAL 1 For all portfolios, to elect the Trustees of the Trust (the organizational entity of the Fund), each to hold office until his successor is duly elected and qualified.

    PROPOSAL 2 For all portfolios, to ratify the selection of KPMG Peat Marwick LLP as auditors of the Fund for the fiscal year ending December 31, 1997.

    PROPOSAL 3 For contract holders having an interest in the Income Equity Fund and ValuGrowth-SM- Stock Fund portfolios, to approve changes to the investment objective of each portfolio. The Fund has stated that changes are being sought to clarify and/or simplify these investment objectives and are not intended to result in changes in the ways these portfolios are managed.

       THE FUND'S BOARD OF TRUSTEES URGES YOU TO VOTE FOR THESE PROPOSALS

    We appreciate your prompt return of the Voting Instructions Card in the enclosed, self-addressed, postage paid envelope. If you have any questions in connection with these materials, please call us at 1-800-780-7743.

                                          Very truly yours,

                                          David A. Peterson
                                          VICE PRESIDENT/ASSISTANT GENERAL
                                          COUNSEL
                                          Fortis Benefits Insurance Company

Enclosures

                                                            Norwest Select Funds
                                                             Two Portland Square
NORWEST
                                                           Portland, Maine 04101
SELECT
FUNDS

--------------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Norwest Select Funds:

    Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Intermediate Bond Fund, Income Equity Fund, ValuGrowth-SM- Stock Fund and Small Company Stock Fund (the "Funds"), the four series of Norwest Select Funds (the "Trust"), will be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on May 23, 1997 at 10:00 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

For shareholders of all Funds:

    1. To elect the Trustees of the Trust, each to hold office until a successor is duly elected and qualified.

    2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Funds for the fiscal year ending December 31, 1997.

For shareholders of Income Equity Fund and ValuGrowth Stock Fund:

    3.  To approve an amendment to the Fund's investment objective.

    The Board of Trustees of the Trust has fixed the close of business on February 25, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or adjournments thereof. Fortis Benefits Insurance Company has fixed the close of business (5:00 p.m. Eastern time) on Wednesday, May 21, 1997 as the last day for which voting instructions from owners of variable annuity contracts may be accepted, subject to any adjournment or adjournments of the Meeting.

                                                      By order of the Board of
                                                      Trustees,

                                                      David I. Goldstein

                                                      VICE PRESIDENT AND
                                                      SECRETARY

Portland, Maine

April 23, 1997

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                                            Norwest Select Funds
NORWEST
                                                             Two Portland Square
SELECT
                                                           Portland, Maine 04101
FUNDS

--------------------------------------------------------------------------------

                                PROXY STATEMENT

                        Special Meeting of Shareholders

                           To Be Held on May 23, 1997

    This Proxy Statement is furnished to shareholders of Intermediate Bond Fund, Income Equity Fund, ValuGrowth-SM- Stock Fund and Small Company Stock Fund (the "Funds"), the four series of Norwest Select Funds (the "Trust"), a Delaware business trust, and to variable annuity contract owners who beneficially own interests therein, in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Board") of the Trust to be voted at the Special Meeting of Shareholders of the Trust to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc. ("Forum"), Two Portland Square, Portland, Maine 04101 on May 23, 1997 at 10:00 a.m. Eastern time (the "Meeting"), and any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The following table summarizes the proposals upon which the shareholders are being requested to vote (the "Proposals") and indicates which shareholders are entitled to vote on each Proposal.

                                      PROPOSAL                                                        FUND
           ---------------------------------------------------------------  --------------------------------------------------------
       1.  To elect the Trustees of the Trust                               All Funds, voting together
       2.  To ratify the selection of the independent auditors of the       All Funds, voting together
           Funds
       3.  To amend the Fund's investment objective                         Income Equity Fund and ValuGrowth Stock Fund, voting
                                                                            separately by Fund

    The solicitation of proxies is made primarily by the mailing of this Proxy Statement and the accompanying form of proxy on or about April 23, 1997. The Trust will furnish, upon request and without charge, to each person to whom the Proxy Statement is delivered, a copy of each Fund's Annual Report to Shareholders dated December 31, 1996. To request copies, please telephone Norwest Bank Minnesota, N.A. ("Norwest"), the investment adviser and transfer agent of the Trust, at 800-338-1348. The solicitation may also include telephone or oral communications by the officers of the Trust or by regular employees of Norwest, Forum, Fortis Benefits Insurance Company ("Fortis") or their affiliates. Currently, neither Norwest nor the Trust has engaged a proxy solicitation firm. Norwest may determine in the future to engage a proxy solicitation firm, at its own expense.

    The Trust is a registered, open-end, management investment company whose shares of beneficial interest are divided into four separate series (collectively, the "Shares"). Shares may be voted in person at the Meeting or by proxy. Each whole Share is entitled to one vote and each fractional Share is entitled to a proportionate fractional vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting, and any adjournment thereof, in accordance with the instructions marked thereon or otherwise provided therein.

    The Board has fixed the close of business on February 25, 1997 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. As of February 25, 1997, all of the outstanding Shares were held either by separate accounts ("Separate Accounts") of Fortis or by Forum, which provided initial capital to the Funds. Shares are currently sold only to Separate Accounts of Fortis to serve as the investment medium for variable annuity contracts. Shares held by Fortis in each Separate Account will be voted by Fortis based on properly executed voting Instruction Cards received from the owners of the Separate Account ("Account Owners") having a voting interest in one or more of the Funds. Fortis will solicit voting instructions from Account Owners and has fixed the close of business (5:00 p.m. Eastern time) on May 21, 1997 as the last day for which voting instructions from Account Owners may be accepted, subject to any adjournment or adjournments of the Meeting. Shares held in Separate Accounts for which no voting instructions are received in time to be voted and Shares which are owned by Forum will be voted by Fortis or Forum, as appropriate, in the same proportion as the Shares held by the Separate Accounts for which voting instructions are received.

    Unless instructions to the contrary are marked, proxies received will be voted FOR the election of each nominee for Trustee and FOR the approval of each other Proposal applicable to the shareholder, and Fortis will deem voting Instruction Cards received to be instructions to vote FOR the election of each nominee for Trustee and FOR the approval of each other Proposal applicable to the Account Owner. A proxy may be revoked by a shareholder at any time prior to the exercise thereof by giving written notice to Norwest at 733 Marquette Avenue, Minneapolis, Minnesota 55479-0040, by signing and mailing another proxy of a later date or by personally casting a vote at the Meeting. A voting Instruction Card may be revoked by an Account Owner at any time prior to May 21, 1997 by giving written notice to Fortis or by signing and mailing another voting Instruction Card of a later date. In completing proxies or voting Instruction Cards, shareholders and Account Owners should be aware that checking the box labeled ABSTAIN with respect to a Proposal will result in the Shares covered by the proxy or voted by Fortis in accordance with the voting instructions of the Account Owner being treated as if they were voted AGAINST the Proposal.

    If sufficient votes to approve one or more of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or voting instructions with respect to those Proposals. An adjournment with respect to a Proposal will require the affirmative vote of a majority of Shares entitled to vote on the Proposal represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR or AGAINST such an adjournment in their discretion and in accordance with applicable law. Fortis will vote all Shares it is entitled to vote FOR or AGAINST an adjournment in Fortis' discretion and in accordance with applicable law. In the event of any adjournment, the Trust will continue to solicit proxies, and Fortis will continue to solicit voting Instruction Cards for Shares on Proposals for which the Meeting has been adjourned.

    As used herein, the term "1940 Act Majority" means, with respect to any vote by a Fund's shareholders, the affirmative vote of the lesser of: (i) 67% or more of the Shares present or represented by proxy at a Meeting; or (ii) more than 50% of the outstanding Shares.

                                  PROPOSAL ONE

                              ELECTION OF TRUSTEES

    Shareholders of all Funds, voting together, are entitled to vote on Proposal One. Approval of this Proposal with respect to a Trustee requires the affirmative vote of the holders of a plurality of the outstanding Shares voting at the Meeting. It is proposed that shareholders elect each current Trustee and Mr. McCune (the "nominees").

    At the Meeting, all of the nominees will be elected to serve until their successors are elected and qualified. The nominees are listed in the table below. Messrs. Brown, Burkhardt, Harris, Keffer and Leach are current Trustees of the Trust and have been Trustees of the Trust since the inception of the Trust. Messrs. Willeke and Penny are current Trustees of the Trust and were each elected by the other members of the Board at meetings of the Board held on July 24-25, 1995 and October 1, 1995, respectively. Mr. McCune is not currently a Trustee of the Trust but was nominated by the Board (subject to shareholder approval) at a meeting of the Board held on January 28, 1997.

    Each nominee has consented to serve or continue to serve as a Trustee if elected. The Board knows of no reason why any of the nominees would be unable to serve, but in the event a nominee is unable to serve, the proxies or voting Instruction Cards received will be voted for such substitute nominee or nominees as the Board may recommend.

    Certain information regarding each nominee is provided below, including a description of his principal occupation and business experience for the last five years. Messrs. Brown, Keffer and McCune (identified by an asterisk in the following table) are "interested persons" of the Trust as defined in the Investment Company Act of 1940. Mr. Brown is an interested person of the Trust by virtue of his ownership of stock of the parent of Norwest, and Mr. Keffer is an interested person by virtue of his position with Forum Financial Services, Inc., distributor of the Shares of the Trust. Mr. McCune is an interested person by virtue of his position with Norwest Investment Services, Inc., an affiliate of Norwest.

Robert C. Brown, Age 65, Trustee*

    Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation since February 1993. Prior thereto, he was Manager of Capital Markets Group, Norwest Corporation, a multi-bank holding company and parent of Norwest, until 1991.

Donald H. Burkhardt, Age 70, Trustee

    Principal of The Burkhardt Law Firm.

James C. Harris, Age 76, Trustee

    President and sole Director of James C. Harris & Co., Inc. (a financial consulting firm). Mr. Harris is also a liquidating Trustee and former Director of First Midwest Corporation (a small business investment company).

John Y. Keffer, Age 54, Chairman and President*

    President and owner, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services, Limited Liability Company (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent) and other companies within the Forum Financial Group of companies. Mr. Keffer is a Director, Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc., or its affiliates, serves as manager, administrator or distributor.

Richard M. Leach, Age 63, Trustee

    President of Richard M. Leach Associates (a financial consulting firm) since 1992. Prior thereto, Mr. Leach was Senior Adviser of Taylor Investments (a registered investment adviser), a Director of Mountainview Broadcasting (a radio station) and Managing Director of Digital Techniques, Inc. (an interactive video design and manufacturing company).

John S. McCune, age 51, nominee*

    President, Chief Executive Officer and Director of Norwest Investment Services, Inc. (a registered broker-dealer) since 1991. Mr. McCune also serves as a member of the Municipal Securities Rulemaking Board and is a member of the American Bankers Association and Sales Managers Association.

Timothy J. Penny, Age 45, Trustee

    Senior Counselor to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization) since January 1995. Prior thereto, Mr. Penny was the Representative to the United States Congress from Minnesota's First Congressional District.

Donald C. Willeke, Age 56, Trustee

    Principal of the law firm of Willeke & Daniels.

    During the Trust's fiscal year ended December 31, 1996, the Board met four times. All of the Trustees attended each meeting. The Board has established a Nominating Committee and an Audit Committee, each of which is composed of Trustees who are not interested persons of the Trust (the "Independent Trustees"). Messrs. Harris, Leach, Burkhardt, Willeke and Penny are the current members of those committees. The Nominating Committee selects all Independent Trustees for nomination to the Board and did not meet during the fiscal year ended December 31, 1996. The nomination of Mr. McCune was approved by the Board at the regular meeting of the Board held on January 28, 1997. The Nominating Committee accepts nominations from shareholders of the Trust. Such nominations should be submitted to the Committee in care of the Secretary of the Trust. The Audit Committee selects the Trust's independent auditors and meets to discuss the scope of the auditors' engagement and to review the financial statements of the Trust and the results of the auditors' examination thereof. The Audit Committee met three times during the fiscal year ended December 31, 1996; all of the committee members attended each meeting.

TRUSTEE COMPENSATION:

    Each Trustee is paid by the Trust a quarterly retainer fee of $5,000 for the Trustee's service to the Trust and to Norwest Advantage Funds, a separate registered open-end management investment company for which each Trustee serves as trustee. In addition, each Trustee is paid $3,000 for each regular Board meeting attended (whether in person or by electronic communication) and is paid $1,000 for each Committee meeting attended on a date when a Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending those meetings. Mr. Keffer is not compensated, and, if elected as a Trustee, Mr. McCune would not be compensated in connection with serving as Trustee. No officer of the Trust is compensated by the Trust.

    Mr. Burkhardt, Chairman of the Trust's and Norwest Advantage Funds' Audit Committees, receives additional compensation of $6,000 from the Trust and Norwest Advantage Funds, allocated pro rata between the Trust and Norwest Advantage Funds based upon relative net assets, for his services as Chairman.

    The following table provides the aggregate compensation paid to the Trustees of the Trust by the Trust and by the Trust and Norwest Advantage Funds, combined. Norwest Advantage Funds has a May 31 fiscal year end. Information is presented for the twelve-month period ended December 31, 1996, the most recent fiscal year end of the Trust.

                                                                                                    TOTAL COMPENSATION
                                                                                                    FROM THE TRUST AND
                                                                              TOTAL COMPENSATION    NORWEST ADVANTAGE
                                                                                FROM THE TRUST            FUNDS
                                                                             ---------------------  ------------------
Mr. Brown..................................................................        $      46            $   34,000
Mr. Burkhardt..............................................................        $      56            $   41,500
Mr. Harris.................................................................        $      46            $   34,000
Mr. Leach..................................................................        $      51            $   39,000
Mr. Penny..................................................................        $      48            $   36,000
Mr. Willeke................................................................        $      49            $   36,000

    Neither the Trust nor Norwest Advantage Funds has adopted any form of retirement plan covering Trustees or officers. For the twelve-month period ended December 31, 1996, expenses of the Trustees totaled $35 and expenses of the trustees of Norwest Advantage Funds totaled $27,668.

    Set forth below is certain information as to Trustees of the Trust who owned beneficially any class of securities of Norwest Corporation as of February 6, 1997.

   TITLE OR CLASS OF            NAME OF         NUMBER OF
       SECURITIES          BENEFICIAL OWNER      SHARES
------------------------  -------------------  -----------
Norwest Corporation       Robert C. Brown          29,116

    As of February 25, 1997, no Trustee, nominee for Trusteeship or executive officer of the Trust owned beneficially securities of any Fund of the Trust.

    THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES AS TRUSTEE OF THE TRUST.

                                  PROPOSAL TWO
                     RATIFICATION OF SELECTION OF KPMG PEAT
                MARWICK LLP AS INDEPENDENT AUDITORS OF THE FUNDS

    Shareholders of all Funds, voting together, are entitled to vote on Proposal Two. Approval of this Proposal requires the approval of a majority of the outstanding Shares of the Trust.

    The Board of Trustees recommends that the shareholders of the Funds ratify the selection of KPMG Peat Marwick LLP ("KPMG") to audit the accounts of the Funds for the fiscal year of each Fund ending December 31, 1997. Their selection was approved by a unanimous vote, cast in person, at a meeting of the Board held on July 29-30, 1996. KPMG has audited the accounts of the Funds since the inception of the Trust. KPMG does not have any direct or indirect financial interest in the Trust or any Fund of the Trust. A representative of KPMG will have, telephonically, the opportunity to make a statement and to respond to appropriate questions from the shareholders, during the Meeting.

    THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL TWO.

                                 PROPOSAL THREE
                     APPROVAL OF AN AMENDMENT TO THE FUND'S
                              INVESTMENT OBJECTIVE

    Shareholders of Income Equity Fund and ValuGrowth Stock Fund (the "Funds"), voting separately by Fund, are entitled to vote on this Proposal. Approval of this Proposal requires a 1940 Act Majority.

INTRODUCTION

    Each Fund's investment objective is a concise statement of the Fund's aim or goal. Norwest and Forum propose to amend the Funds' investment objectives to simplify them and/or to eliminate provisions that are investment policies. Listed below are the current and proposed objectives for each Fund.

           FUND                       CURRENT INVESTMENT OBJECTIVE                     PROPOSED INVESTMENT OBJECTIVE
---------------------------  -----------------------------------------------  -----------------------------------------------
Income Equity Fund           Provide both long-term capital appreciation in   Provide long-term capital appreciation
                               line with that of the overall equity             consistent with above-average dividend
                               securities markets and above-average dividend    income.
                               income.
ValuGrowth Stock Fund        Seek capital appreciation by investing in a      Provide long-term capital appreciation.
                               diversified portfolio of common stock and
                               securities convertible into common stock
                               which may be rated or unrated.

    The effect of the proposed amendments on each Fund is described below.

    INCOME EQUITY FUND. The proposed amendment would clarify the Fund's emphasis on providing long-term capital appreciation consistent with above-average dividend income. The amendment would not affect the manner in which the Fund's assets currently are managed.

    VALUGROWTH STOCK FUND. The proposed amendment would simplify the Fund's objective and eliminate the statements of investment policy set forth in the Fund's investment objective. The Fund would continue to have a non-fundamental policy of investing primarily, and normally would expect to have substantially all of its assets invested, in common stock and convertible securities and would otherwise invest in accordance with the policies currently stated in its Prospectus. Non-fundamental policies may be changed by the Board without shareholder approval. Approval of this Proposal would not affect the manner in which the Fund's assets currently are managed.

    THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL THREE.

                                 OTHER MATTERS

    Management knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the form of Proxy or voting Instruction Card, or their substitutes, will vote the Proxy or the Shares covered by the voting Instruction Card in accordance with their judgment on such matters.

                      SHAREHOLDERS AS OF FEBRUARY 25, 1997

    As of February 25, 1997, the Trust had 2,878,229.08 outstanding shares, and the number of outstanding Shares of each Fund was: Intermediate Bond Fund, 591,512.48; Income Equity Fund, 1,027,580.91; ValuGrowth Stock Fund, 776,492.14;
and Small Company Stock Fund, 482,643.55. As of February 25, 1997, Fortis owned in excess of 99% of each Fund. The Trust has been advised that no Account Owner owns beneficially in excess of 5% of any Fund.

                             OFFICERS OF THE TRUST

    Certain information regarding each officer of the Trust is provided below, including the officer's name, age, position at the Trust and business experience for the last five years, and the date since which the officer has held his or her position. Information regarding Mr. Keffer, the President of the Trust since 1993, is provided in Proposal One.

Richard C. Butt, 41, Vice President, Assistant Secretary and Treasurer since
1996.

    Managing Director, Forum Financial Services, Inc., with which he has been associated since May 1996. Prior thereto, from December 1994 to April 1996 Mr. Butt was a Director of the Financial Services Consulting Practice, KPMG Peat Marwick LLP. From November 1993 to August 1994, Mr. Butt was President of 440 Financial Distributors, Inc., a mutual fund administrator and distributor, and prior thereto was Senior Vice President of 440 Financial Group, Inc. Mr. Butt is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

David I. Goldstein, 35, Vice President and Secretary since 1993.

    Managing Director and Counsel, Forum Financial Group, with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart LLP. Mr. Goldstein is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

Sara M. Clark, 33, Vice President and Assistant Treasurer since 1994.

    Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, Ms. Clark was Controller of Wright Express Corporation (a national credit card company). Ms. Clark is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

Thomas G. Sheehan, 42, Vice President and Assistant Secretary since 1994.

    Managing Director and Counsel, Forum Financial Group, with which he has been associated since 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the Securities and Exchange Commission. Mr. Sheehan is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

Catherine S. Wooledge, 54, Assistant Secretary since 1997.

    Counsel, Forum Financial Group, with which she has been associated since 1996. Prior thereto, from September 1994 to 1996, Ms. Wooledge was associated with the law firm of Morrison & Foerster. From September 1993 to September 1994, Ms. Wooledge was associate corporate counsel at Franklin Resources, Inc. (a registered investment adviser and mutual fund manager, distributor and transfer agency company). Prior thereto, Ms. Wooledge was associated with the law firm of Drinker, Biddle & Reath. Ms. Wooledge is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

Renee A. Walker, 26, Assistant Secretary since 1994.

    Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, Ms. Walker was an administrator at Longwood Partners (a manager of a hedge fund partnership) for a year. From 1991 to 1993 Ms. Walker was a sales representative at PaineWebber Incorporated (a broker-dealer).

                             ADDITIONAL INFORMATION

    It is anticipated that, following the Meeting, the Trust will not hold any meetings of shareholders except as required by federal or Delaware law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, David I. Goldstein, in care of Forum, Two Portland Square, Portland, Maine 04101.

         ACCOUNT OWNERS ARE URGED TO FILL IN, DATE AND SIGN AND RETURN
                 THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY

                                         By order of the Board of Trustees,
                                          David I. Goldstein
                                          VICE PRESIDENT AND SECRETARY

Portland, Maine
April 23, 1997

Norwest Select Funds - Intermediate Bond Fund

     This proxy (the "Proxy") is solicited by the Board of Trustees of Norwest Select Funds from shareholders of the Intermediate Bond Fund (the "Fund").

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of the Fund registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Select Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. (Eastern time) on May 23,1997, and at any adjournmentor adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee and FOR Proposal Two.

     The undersigned acknowledges receipt of the Proxy Statement dated April 23,1997 for the Meeting.

Signature:                                   Date:

Signature (if joint owners):                 Date:

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. If Shares are held in the name of joint owners, all owners should consider their individual circumstances to determine whether one owner or all owners must sign. Proxies signed by one owner will be presumed to be valid absent prior written notification to the Trust that more than one owner is required for valid execution. Corporate and partnership owners must sign in full corporate or partnership name by an authorized person.

In voting on Proposal Two, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.

PROPOSAL ONE:  Election of Trustees

[ ] For all nominees listed below (except as marked to the contrary below).

[ ] WITHHOLD AUTHORITY for one or more of the nominees listed below. To withhold authority to vote for an individual nominee, strike a line through the nominee's name.

Robert C. Brown, Donald H. Burkhardt, James C. Harris, John Y. Keffer, Richard
M. Leach. John S. McCune, Timothy J. Penny and Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending December 31, 1997.

[ ] FOR         [ ] AGAINST        [ ] ABSTAIN

FORTIS BENEFITS INSURANCE COMPANY
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY  11735


                   NORWEST SELECT FUNDS
                  INTERMEDIATE BOND FUND

    This Instruction Card is solicited by Fortis Benefits Insurance Company ("Fortis") from owners of variable life insurance policies issued by Fortis who have specified that a portion of their investment be allocated to the Intermediate Bond Fund (the "Fund").

    Revoking any such prior appointments, the undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the above-referenced Fund be cast as directed below at the Special Meeting of Shareholders ("Meeting") of Norwest Select Funds (the "Trust") at 10:00 a.m. on May 23, 1997, and at any adjournment or adjournments thereof.

    The interests to which this Instruction Card relates when properly executed will be voted by Fortis in the manner directed herein by the undersigned. If no instructions are directed, the votes attributable to this Instruction Card will be voted FOR the election of all nominees for Trustee and FOR Proposal Two. Interests for which no Instruction Card is received by Fortis will be voted in the same ratio as votes for which Instruction Cards are received. The undersigned, by completing this Instruction Card, does hereby authorize Fortis and its employees to exercise their discretion in voting upon such other business as may properly come before the Meeting.

    Fortis has fixed the close of business (5:00 p.m. Eastern time) on Wednesday, May 21, 1997 as the cut-off time for which voting instructions may be accepted.

    The undersigned acknowledges receipt of the Proxy Statement dated April 23, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS INSTRUCTION CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. If interests are held in the name of joint owners, all owners should consider their individual circumstances to determine whether one owner or all owners must sign. Instruction Cards signed by one owner will be presumed to be valid absent prior written notification to Fortis that more than one owner is required for valid execution. Corporate and partnership owners must sign in full corporate or partnership name by an authorized person.

In voting on Proposal Two, checking the box labeled ABSTAIN will result in the interests covered by the Instruction Card being treated as if they were voted AGAINST the Proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  /X/
NORSIB      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY
THIS INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORWEST SELECT FUNDS-INTERMEDIATE BOND FUND

Vote On Trustees

1. Election of Trustees: 1)Robert C. Brown, 2)Donald H. Burkhardt, 3)James C. Harris, 4)John Y. Keffer, 5)Richard M. Leach, 6)John S. McCune, 7)Timothy J. Penny and 8)Donald C. Willeke

            For All             Withhold All         For All Except:
             / /                   / /                    / /


To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

----------------------------------------------------------------------------

Vote On Proposal

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending December 31, 1997.

                        For       Against         Abstain

                       / /         / /             / /



---------------------------------------     ---------------
Signature (PLEASE SIGN WITHIN BOX)          Date


---------------------------------------     ---------------
Signature (if joint owners)                  Date

Norwest Select Funds - Income Equity Fund

     This proxy (the "Proxy") is solicited by the Board of Trustees of Norwest Select Funds from shareholders of the Income Equity Fund (the "Fund").

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of the Fund registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Select Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. (Eastern time) on May 23, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee and FOR Proposals Two and Three.

     The undersigned acknowledges receipt of the Proxy Statement date April 23, 1997 for the Meeting.

Signature:                                   Date:

Signature (if joint owners):                 Date:

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. If Shares are held in the name of joint owners, all owners should consider their individual circumstances to determine whether one owner or all owners must sign. Proxies signed by one owner will be presumed to be valid absent prior written notification to the Trust that more than one owner is required for valid execution. Corporate and partnership owners must sign in full corporate or partnership name by an authorized person.


In voting on Proposals Two or Three, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposals.

PROPOSAL ONE:  Election of Trustees

[ ] For all nominees listed below (except as marked to the contrary below).

[ ] WITHHOLD AUTHORITY for one or more of the nominees listed below. To withhold authority to vote for an individual nominee, strike a line through the nominee's name.

Robert C. Brown, Donald H. Burkhardt, James C. Harris, John Y. Keffer, Richard
M. Leach. John S. McCune, Timothy J. Penny and Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending December 31, 1997.

[ ] FOR         [ ] AGAINST        [ ] ABSTAIN

PROPOSAL THREE: To approve an amendment to the Fund's investment objective.

[ ] FOR         [ ] AGAINST        [ ] ABSTAIN

FORTIS BENEFITS INSURANCE COMPANY
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY  11735


                   NORWEST SELECT FUNDS
                    INCOME EQUITY FUND

    This Instruction Card is solicited by Fortis Benefits Insurance Company ("Fortis") from owners of variable life insurance policies issued by Fortis who have specified that a portion of their investment be allocated to the Income Equity Fund (the "Fund").

    Revoking any such prior appointments, the undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the above-referenced Fund be cast as directed below at the Special Meeting of Shareholders ("Meeting") of Norwest Select Funds (the "Trust") at 10:00 a.m. on May 23, 1997, and at any adjournment or adjournments thereof.

    The interests to which this Instruction Card relates when properly executed will be voted by Fortis in the manner directed herein by the undersigned. If no instructions are directed, the votes attributable to this Instruction Card will be voted FOR the election of all nominees for Trustee and FOR Proposals Two and Three. Interests for which no Instruction Card is received by Fortis will be voted in the same ratio as votes for which Instruction Cards are received. The undersigned, by completing this Instruction Card, does hereby authorize Fortis and its employees to exercise their discretion in voting upon such other business as may properly come before the Meeting.

    Fortis has fixed the close of business (5:00 p.m. Eastern time) on Wednesday, May 21, 1997 as the cut-off time for which voting instructions may be accepted.

    The undersigned acknowledges receipt of the Proxy Statement dated April 23, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS INSTRUCTION CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. If interests are held in the name of joint owners, all owners should consider their individual circumstances to determine whether one owner or all owners must sign. Instruction Cards signed by one owner will be presumed to be valid absent prior written notification to Fortis that more than one owner is required for valid execution. Corporate and partnership owners must sign in full corporate or partnership name by an authorized person.

In voting on each of Proposals Two and Three, checking the box labeled ABSTAIN will result in the interests covered by the Instruction Card being treated as if they were voted AGAINST the Proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  /X/
NORSIE      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY
THIS INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORWEST SELECT FUNDS-INCOME EQUITY FUND

Vote On Trustees

1. Election of Trustees: 1)Robert C. Brown, 2)Donald H. Burkhardt, 3)James C. Harris, 4)John Y. Keffer, 5)Richard M. Leach, 6)John S. McCune, 7)Timothy J. Penny and 8)Donald C. Willeke

            For All             Withhold All         For All Except:
             / /                   / /                    / /


To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

----------------------------------------------------------------------------

Vote On Proposals

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending December 31, 1997.

                        For       Against         Abstain

                       / /         / /             / /

3.  To approve an amendment to the Fund's investment objective.

                       / /         / /             / /



---------------------------------------     ---------------
Signature (PLEASE SIGN WITHIN BOX)          Date


---------------------------------------     ---------------
Signature (if joint owners)                  Date

Norwest Select Funds - Small Company Stock Fund

     This proxy (the "Proxy") is solicited by the Board of Trustees of Norwest Select Funds from shareholders of the Small Company Stock Fund (the "Fund").

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of the Fund registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Select Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. (Eastern time) on May 23, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee and FOR Proposal Two.

     The undersigned acknowledges receipt of the Proxy Statement dated April 23, 1997 for the Meeting.

Signature:                                   Date:

Signature (if joint owners):                 Date:


PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. If Shares are held in the name of joint owners, all owners should consider their individual circumstances to determine whether one owner or all owners must sign. Proxies signed by one owner will be presumed to be valid absent prior written notification to the Trust that more than one owner is required for valid execution. Corporate and partnership owners must sign in full corporate or partnership name by an authorized person.

In voting on Proposal Two, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.

PROPOSAL ONE:  Election of Trustees

[ ] For all nominees listed below (except as marked to the contrary below).

[ ] WITHHOLD AUTHORITY for one or more of the nominees listed below. To withhold authority to vote for an individual nominee, strike a line through the nominee's name.

Robert C. Brown, Donald H. Burkhardt, James C. Harris, John Y. Keffer, Richard
M. Leach. John S. McCune, Timothy J. Penny and Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending December 31, 1997.

[ ] FOR         [ ] AGAINST        [ ] ABSTAIN

FORTIS INSURANCE BENEFITS COMPANY
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY  11735


                   NORWEST SELECT FUNDS
                 SMALL COMPANY STOCK FUND

    This Instruction Card is solicited by Fortis Benefits Insurance Company ("Fortis") from owners of variable life insurance policies issued by Fortis who have specified that a portion of their investment be allocated to the Small Company Stock Fund (the "Fund").

    Revoking any such prior appointments, the undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the above-referenced Fund be cast as directed below at the Special Meeting of Shareholders ("Meeting") of Norwest Select Funds (the "Trust") at 10:00 a.m. on May 23, 1997, and at any adjournment or adjournments thereof.

    The interests to which this Instruction Card relates when properly executed will be voted by Fortis in the manner directed herein by the undersigned. If no instructions are directed, the votes attributable to this Instruction Card will be voted FOR the election of all nominees for Trustee and FOR Proposal Two. Interests for which no Instruction Card is received by Fortis will be voted in the same ratio as votes for which Instruction Cards are received. The undersigned, by completing this Instruction Card, does hereby authorize Fortis and its employees to exercise their discretion in voting upon such other business as may properly come before the Meeting.

    Fortis has fixed the close of business (5:00 p.m. Eastern time) on Wednesday, May 21, 1997 as the cut-off time for which voting instructions may be accepted.

    The undersigned acknowledges receipt of the Proxy Statement dated April 23, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS INSTRUCTION CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. If interests are held in the name of joint owners, all owners should consider their individual circumstances to determine whether one owner or all owners must sign. Instruction Cards signed by one owner will be presumed to be valid absent prior written notification to Fortis that more than one owner is required for valid execution. Corporate and partnership owners must sign in full corporate or partnership name by an authorized person.

In voting on Proposal Two, checking the box labeled ABSTAIN will result in the interests covered by the Instruction Card being treated as if they were voted AGAINST the Proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  /X/
NORSSC      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY
THIS INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORWEST SELECT FUNDS-SMALL COMPANY STOCK FUND

Vote On Trustees

1. Election of Trustees: 1)Robert C. Brown, 2)Donald H. Burkhardt, 3)James C. Harris, 4)John Y. Keffer, 5)Richard M. Leach, 6)John S. McCune, 7)Timothy J. Penny and 8)Donald C. Willeke


            For All             Withhold All         For All Except:
             / /                   / /                    / /


To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

----------------------------------------------------------------------------

Vote On Proposal

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending December 31, 1997.

                        For       Against         Abstain

                       / /         / /             / /



---------------------------------------     ---------------
Signature (PLEASE SIGN WITHIN BOX)          Date


---------------------------------------     ---------------
Signature (if joint owners)                  Date

Norwest Select Funds - ValuGrowth-SM- Stock Fund

     This proxy (the "Proxy") is solicited by the Board of Trustees of Norwest Select Funds from shareholders of the ValuGrowth Stock Fund (the "Fund").

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of the Fund registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Select Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. (Eastern time) on May 23, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee and FOR Proposals Two and Three.

     The undersigned acknowledges receipt of the Proxy Statement dated April 23, 1997 for the Meeting.

Signature:                                   Date:

Signature (if joint owners):                 Date:

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. If Shares are held in the name of joint owners, all owners should consider their individual circumstances to determine whether one owner or all owners must sign. Proxies signed by one owner will be presumed to be valid absent prior written notification to the Trust that more than one owner is required for valid execution. Corporate and partnership owners must sign in full corporate or partnership name by an authorized person.

In voting on Proposals Two or Three, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.

PROPOSAL ONE:  Election of Trustees

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for one or more of the nominees listed below. To withhold authority to vote for an individual nominee, strike a line through the nominee's name.

Robert C. Brown, Donald H. Burkhardt, James C. Harris, John Y. Keffer, Richard
M. Leach. John S. McCune, Timothy J. Penny and Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending December 31, 1997.

[ ] FOR         [ ] AGAINST        [ ] ABSTAIN

PROPOSAL THREE: To approve an amendment to the Fund's investment objective.

[ ] FOR         [ ] AGAINST        [ ] ABSTAIN

FORTIS BENEFITS INSURANCE COMPANY
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY  11735

                    NORWEST SELECT FUNDS
                    VALUGROWTH STOCK FUND

    This Instruction Card is solicited by Fortis Benefits Insurance Company ("Fortis") from owners of variable life insurance policies issued by Fortis who have specified that a portion of their investment be allocated to the ValuGrowth Stock Fund (the "Fund").

    Revoking any such prior appointments, the undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the above-referenced Fund be cast as directed below at the Special Meeting of Shareholders ("Meeting") of Norwest Select Funds (the "Trust") at 10:00 a.m. on May 23, 1997, and at any adjournment or adjournments thereof.

    The interests to which this Instruction Card relates when properly executed will be voted by Fortis in the manner directed herein by the undersigned. If no instructions are directed, the votes attributable to this Instruction Card will be voted FOR the election of all nominees for Trustee and FOR Proposals Two and
Three.   Interests for which no Instruction Card is received by Fortis will be voted in the same ratio as votes for which Instruction Cards are received. The undersigned, by completing this Instruction Card, does hereby authorize Fortis and its employees to exercise their discretion in voting upon such other business as may properly come before the Meeting.

    Fortis has fixed the close of business (5:00 p.m. Eastern time) on Wednesday, May 21, 1997 as the cut-off time for which voting instructions may be accepted.

    The undersigned acknowledges receipt of the Proxy Statement dated April 23, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS INSTRUCTION CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. If interests are held in the name of joint owners, all owners should consider their individual circumstances to determine whether one owner or all owners must sign. Instruction Cards signed by one owner will be presumed to be valid absent prior written notification to Fortis that more than one owner is required for valid execution. Corporate and partnership owners must sign in full corporate partnership name by an authorized person.


In voting on each of Proposals Two and Three, checking the box labeled ABSTAIN will result in the interests covered by the Instruction Card being treated as if they were voted AGAINST the Proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  /X/
NORSVG      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY
THIS INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORWEST SELECT FUNDS-VALUGROWTH STOCK FUND

Vote On Trustees

1. Election of Trustees: 1)Robert C. Brown, 2)Donald H. Burkhardt, 3)James C. Harris, 4)John Y. Keffer, 5)Richard M. Leach, 6)John S. McCune, 7)Timothy J. Penny and 8)Donald C. Willeke

            For All             Withhold All         For All Except:
             / /                   / /                    / /


To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

----------------------------------------------------------------------------

Vote On Proposals

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending December 31, 1997.

                        For       Against         Abstain

                       / /         / /             / /

3.  To approve an amendment to the Fund's investment objective.

                       / /         / /             / /



---------------------------------------     ---------------
Signature (PLEASE SIGN WITHIN BOX)          Date


---------------------------------------     ---------------
Signature (if joint owners)                  Date